Metropolitan West Funds

LOW DURATION BOND FUND — ADMINISTRATIVE CLASS SHARES

TOTAL RETURN BOND FUND — ADMINISTRATIVE CLASS SHARES

PROSPECTUS

July 31, 2009

This prospectus contains essential information

for anyone considering an investment in these Funds.

Please read this document carefully and retain it

for future reference.

The Securities and Exchange Commission

has not approved or disapproved these securities

or passed upon the adequacy or accuracy of this Prospectus.

It is a criminal offense to state or suggest otherwise.

Metropolitan West Asset Management, LLC

Investment Adviser

For any additional information or questions regarding

information contained herein, please call (800) 241-4671

www.mwamllc.com

This prospectus describes only the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Metropolitan West Funds also offers Class M and Class I shares of these Funds with different fees and expenses in a separate prospectus.

RISK/RETURN SUMMARY AND FUND EXPENSES

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS — LOW DURATION BOND FUND

OBJECTIVE

The LOW DURATION BOND FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of “duration” is explained below under “Further Information about Investment Objectives, Policies and Risks.” The dollar-weighted average maturity of the Fund’s portfolio is expected to range from one to five years. The Fund’s portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 70% of its net assets in highly rated securities. These are debt securities rated at least A by Moody’s, S&P or Fitch, or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to highly rated securities as determined by the Adviser in the case of unrated securities. Up to 30% of the Fund’s net assets may be invested in securities rated below highly rated securities by all three of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. Of that amount, not more than 10% of the Fund’s net assets may be invested in securities rated below investment grade (meaning at least BBB) provided they are rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so. The Fund expects to invest in futures and options and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally borrow or short sell up to 25% of the value of its total assets.

PRINCIPAL INVESTMENT RISKS

Market Risk.    Because the values of the Fund’s investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display lower changes in value, return and risk of loss than a longer-duration fixed-income fund.

Interest Rate Risk.    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Credit Risk.    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Foreign Securities Risk.    The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

Other Risks.    The value of the Fund’s investments in mortgage-related and asset-backed securities and swaps are subject to additional risks related to pre-payment, creditworthiness and other factors. Please see “Mortgage-Backed and Other Asset-Backed Securities Risk.” Use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Please see “Risks of Using Certain Derivatives.”

PERFORMANCE — LOW DURATION BOND FUND

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Administrative Class shares do not have a full calendar year of performance information to report. The bar chart and performance table show performance information for Class M shares of the Fund, another class of shares not offered in this Prospectus. The bar chart shows changes in the calendar year-by-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Merrill Lynch 1-3 Year U.S. Treasury Index, an unmanaged index of all U.S. Treasury securities with maturities of 1 to 3 years. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The securities that comprise the Merrill Lynch 1-3 Year U.S. Treasury Index may differ substantially from those in the Fund’s portfolio.

The chart assumes reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. Current performance may be higher or lower.

During the period covered by this bar chart, the Fund’s highest quarterly return was +3.08% for the quarter ended March 31, 2001, and the lowest quarterly return was -8.05% for the quarter ended December 31, 2008. The year to date total return as of June 30, 2009 was +2.44%. Total returns reflect fee waivers in effect. Without fee waivers, returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2008)

	One Year	Five Years	Ten Years	Since Inception*
Low Duration Bond Fund (Class M Shares) (1)
Return Before Taxes	–14.69%	–0.31%	+2.46%	+3.23%
Return After Taxes on Distributions (2)	–16.50%	–1.95%	+0.35%	+1.03%
Return After Taxes on Distributions and Sale of Fund Shares (2)	–9.43%	–1.12%	+0.87%	+1.46%
Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	+6.61%	+4.06%	+4.71%	+5.11%

*	Inception Date: March 31, 1997

(1)	Administrative Class shares do not yet have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, average annual total returns for the Administrative Class shares would differ from those of Class M shares only to the extent that the classes will have different expenses. Returns for the Administrative Class shares would be expected to be lower than the returns for the Class M shares to the extent that the Administrative Class shares have higher expenses than the Class M shares.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

FEES AND EXPENSES — LOW DURATION BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund generally has no sales, redemption, or exchange fees. Some institutions may charge you a fee for shares you buy through them, and the Fund may impose fees on the below minimum sized accounts. For additional information, see “How to Purchase Shares” and “How to Redeem Shares.” Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES – ADMINISTRATIVE CLASS*

(FEES PAID FROM FUND ASSETS)

Management Fees	0.30%
Rule 12b-1 Expenses (1)	0.19%
Other Expenses (including acquired fund fees and expenses) (2)(3)(4)	0.34%

Total Annual Fund Operating Expenses	0.83%

Fee Reduction and/or Expense Reimbursement (5)	0.03%

Net Expenses (4)(5)	0.80%

*	The Administrative Class shares are a new class of shares of the Fund, so the operating expenses shown for this class are based on anticipated fees and expenses for the fiscal year ending March 31, 2010.

(1)	The Fund’s 12b-1 Plan allows for payments of up to 0.25% of the Fund’s average daily net assets, but the Adviser has undertaken to limit the 12b-1 Plan expenses to 0.19% of the Fund’s average daily net assets for the current fiscal year.

(2)	The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Administrative Class shares may be used to pay shareholder servicing fees, but the Adviser has undertaken to limit these expenses to 0.20% of the Fund’s average daily net assets attributable to Administrative Class shares for the current fiscal year.

(3)	“Other Expenses” for the Fund are based on estimates for the current fiscal year; actual expenses may vary.

(4)	Acquired Fund Fees and Expenses (“AFFE”) represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other mutual funds that have their own expenses. AFFE are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses of Average Net Assets found in the “Financial Highlights” section of the Prospectus.

(5)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund’s distribution expenses to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, AFFE and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.78% of average daily net assets. This contract will remain in place until March 31, 2011 unless the Board of Trustees approves its earlier termination. The Fund incurred interest expense and AFFE for the year ended March 31, 2009. If interest expense and AFFE had not been incurred, the ratio of annualized operating expenses to average net assets for the year ended March 31, 2009 would have been 0.78%.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 initial investment in the Fund

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$82	$262

RISK/RETURN SUMMARY AND FUND EXPENSES

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS — TOTAL RETURN BOND FUND

OBJECTIVE

The TOTAL RETURN BOND FUND seeks to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of “duration” is explained below under “Further Information about Investment Objectives, Policies and Risks.” The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. The Fund’s portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

The Adviser will concentrate the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities. These are debt securities rated at least Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so. The Fund expects to invest in futures and options and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally borrow or short sell up to 25% of the value of its total assets.

PRINCIPAL INVESTMENT RISKS

Market Risk.    Because the values of the Fund’s investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. This Fund has the potential for greater return and loss than a shorter duration fund.

Interest Rate Risk.    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Credit Risk.    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Foreign Securities Risk.    The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

Other Risks.    The value of the Fund’s investments in mortgage-related and asset-backed securities and swaps are subject to additional risks related to pre-payment, creditworthiness and other factors. Please see “Mortgage-Backed and Other Asset-Backed Securities Risk.” Use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Please see “Risks of Using Certain Derivatives.”

PERFORMANCE — TOTAL RETURN BOND FUND

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Administrative Class shares do not have a full calendar year of performance information to report. Therefore, the bar chart and performance table show performance information for Class M shares of the Fund, another class of shares not offered in this Prospectus. The bar chart shows changes in the calendar year-by-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), which is an unmanaged index generally representative of a broad range of fixed income securities. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The securities that comprise the Barclays Capital U.S. Aggregate Bond Index may differ substantially from those in the Fund’s portfolio.

The chart assumes reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. Current performance may be higher or lower.

During the period covered by this bar chart, the Fund’s highest quarterly return was +6.49% for the quarter ended June 30, 2003 and the lowest quarterly return was -2.82% for the quarter ended June 30, 2002. The year to date total return as of June 30, 2009 was +5.15%. Total returns reflect fee waivers in effect. Without fee waivers, returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2008)

	One Year	Five Years	Ten Years	Since Inception*
Total Return Bond Fund (Class M Shares) (1)
Return Before Taxes	–1.48%	+3.95%	+5.30%	+6.35%
Return After Taxes on Distributions (2)	–3.90%	+1.88%	+2.69%	+3.60%
Return After Taxes on Distributions and Sale of Fund Shares (2)	–0.91%	+2.17%	+2.92%	+3.74%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	+5.24%	+4.65%	+5.63%	+6.40%

*	Inception Date: March 31, 1997

(1)	Administrative Class shares have not commenced operations and do not yet have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, average annual total returns for the Administrative Class shares would differ from those of Class M shares only to the extent that the classes will have different expenses. Returns for the Administrative Class shares would be expected to be lower than the returns for the Class M shares to the extent that the Administrative Class shares have higher expenses than the Class M shares.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

FEES AND EXPENSES — TOTAL RETURN BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund generally has no sales, redemption, or exchange fees. Some institutions may charge you a fee for shares you buy through them, and the Fund may impose fees on the below minimum sized accounts. For additional information, please see “How to Purchase Shares” and “How to Redeem Shares.” Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES — ADMINISTRATIVE CLASS*

(FEES PAID FROM FUND ASSETS)

Management Fees	0.35%
Rule 12b-1 Expenses (1)	0.21%
Other Expenses (2)(3)	0.29%

Total Annual Fund Operating Expenses	0.85%

Fee Reduction and/or Expense Reimbursement (4)	0.00%

Net Expenses (4)(5)	0.85%

*	The Administrative Class shares are a new class of shares of the Fund, so the operating expenses shown for this class are based on anticipated fees and expenses for the fiscal year ending March 31, 2010.

(1)	The Fund’s 12b-1 Plan allows for payments of up to 0.25% of the Fund’s average daily net assets but the Adviser has undertaken to limit the 12b-1 Plan expenses to 0.21% of the Fund’s average daily net assets for the current fiscal year.

(2)	The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Administrative Class shares may be used to pay shareholder servicing fees, but the Adviser has undertaken to limit these expenses to 0.20% of the Fund’s average daily net assets attributable to Administrative Class shares for the current fiscal year.

(3)	“Other Expenses” for the Fund are based on estimates for the current fiscal year; actual expenses may vary.

(4)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund’s distribution expenses to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses (“AFFE”), and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.85% of average daily net assets. This contract will remain in place until March 31, 2011 unless the Board of Trustees approves its earlier termination.

(5)	Net expenses include AFFE which are indirect fees that the Fund incurs from investing in the shares of other investment companies (“Acquired Funds”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. AFFE are reflected in the Acquired Fund’s net asset value. Please note that the impact of AFFE in the table above is less than 0.01%.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 initial investment in the Fund

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$87	$271

FURTHER INFORMATION ABOUT

INVESTMENT OBJECTIVES, POLICIES AND RISKS

GENERAL

The Fund descriptions set forth in the Risk/Return Summary section of this Prospectus are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one Fund. Each Fund’s investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund’s outstanding voting securities. There can be no assurance that any objective will be met. In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

The stock and bond markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue. Because the situation is unprecedented and widespread, it may not be possible to identify all significant risks and opportunities using past investment strategies or models, or to predict the duration of these events.

DURATION

The Funds each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio “duration.” Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of “term to maturity.” Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security’s “term to maturity” has been used to determine the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see “Investment Objectives and Policies — Duration” in the Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Each Fund’s investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs. The Adviser does not view turnover as an important consideration in managing the Funds and does not strive to limit portfolio turnover. See “Financial Highlights” for past turnover rates.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

The Funds are subject primarily to interest rate risk, credit risk and prepayment risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in a bond’s price depends on several factors, including the bond’s maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.

GOVERNMENT SPONSORED ENTERPRISES

The Funds invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government-sponsored entities such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Although these issues, and others like them, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.

HIGH YIELD RISK

The Funds may invest a portion of their assets in non-investment grade debt securities, commonly referred to as “junk bonds.” Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund’s ability to sell particular securities.

UNRATED SECURITIES

Each Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

RISKS OF USING CERTAIN DERIVATIVES

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are described in more detail here and under “Derivative Instruments” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for directly investing in an underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds also may use derivatives for leverage, in which case their use would involve leveraging risk. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Generally, the Funds invest in futures, options and swaps, but may use other types of financial derivatives.

For example, participation in the options or futures markets, as well as the use of various swap instruments, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures and other derivatives. The loss from investing in certain derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investments in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund or such lower amount specified for that Fund.

LIQUIDITY RISK

A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES RISK

Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards; (i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

CURRENCY RISK

Funds that invest in foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund’s investments in non-U.S. dollar-denominated securities may reduce the returns of the Funds.

RISKS OF FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of a Fund’s shares may force a Fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate frequent trading activity, and could result in increased brokerage, tax, administrative costs or other expenses. It is anticipated that the LOW DURATION BOND FUND is less likely to be adversely affected under normal circumstances, and the other Funds more significantly affected, by frequent purchases and sales.

Certain of the Funds may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. In addition, because certain of the Funds significantly invest in high yield bonds, and because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).

Investors seeking to engage in disruptive trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent disruptive trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading or short duration trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries. These financial intermediaries include, but are not limited to entities such as broker-dealers, insurance company separate accounts, and retirement plan administrators. The Funds cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis. Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in

Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement that may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Funds, the Funds consider the information actually available to them at the time. While each of these financial intermediaries may have individual policies concerning frequent or excessive trading, each intermediary has different policies. The Funds are not able to fully assess the effectiveness of its financial intermediaries’ policies concerning frequent or excessive trading. If investing through intermediaries, investors should inquire at that intermediary what frequent purchase and redemption policies will be applied to their investments.

RISKS OF SHORT SALES

The Adviser may cause a Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The LOW DURATION BOND FUND and TOTAL RETURN BOND FUND will not make total short sales exceeding 25% of the value of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

Each Fund also may make short sales “against-the-box,” in which the Fund sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

RISKS OF EVENT DRIVEN INVESTING STRATEGIES

The Funds may employ event driven strategies. Event driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The success or failure of this strategy usually depends on whether the Adviser accurately predicts the outcome and timing of the transaction event. Also, major market declines that could cause transactions to be re-priced or fail, may have a negative impact on the strategy.

RISKS OF BORROWING AND USE OF LEVERAGE

Each Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction, provided that the borrowing is fully collateralized. Total bank borrowings may not exceed 10% of the value of the Fund’s assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund’s shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund’s assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

SWAP AGREEMENTS

Each Fund may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

DEFENSIVE INVESTING

Each Fund may engage in defensive investing, which is a deliberate, temporary shift in portfolio strategy that may be undertaken when markets start behaving in volatile or unusual ways. The Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. When the Fund has invested defensively in low risk, low return securities, it may not achieve its investment objectives.

INVESTMENT POLICY

The Funds have adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the principal investment strategies of the Funds.

ORGANIZATION AND MANAGEMENT

THE ADVISER

Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Blvd., Suite 1500, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser’s website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $25 billion of fixed-income investments as of June 30, 2009 on behalf of institutional clients and the Funds. The Adviser is owned by its key executives.

During April and May, 2009, Lehman Brothers Special Financing Inc. (“LBSF”) filed complaints in the United States Bankruptcy Court, Southern District of New York, against the Total Return Bond Fund and the Low Duration Bond Fund, as well as Metropolitan West Asset Management LLC (Adv. Proc. No. 09-01165 (JMP)). The complaints allege that the Total Return Bond Fund and the Low Duration Bond Fund owe LBSF $46.2 million and $17.3 million plus interest, respectively, and other unspecified damages.

Although those principal amounts are reflected in the Funds’ financial statements as liabilities still owed to LBSF, the Funds are currently pursuing the legal right to set-off the liabilities owed by the Funds relating to the LBSF swaps with the amounts owed to the Funds from certain notes issued by an affiliate of LBSF.

Management of the Funds also does not believe that interest is due on the amounts claimed and is defending the position with legal action. The ultimate resolution of these actions by court action or settlement is uncertain. The Funds will incur their share of related legal fees and expenses to defend these actions. If the Funds are unsuccessful in their defense, they could also incur interest expenses as part of the resolution.

PORTFOLIO MANAGERS

The portfolio managers who have primary responsibility for the day-to-day management of the Funds’ portfolios are listed below, together with their biographical information for the past five years. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Tad Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996. Mr. Rivelle manages the LOW DURATION BOND FUND and the TOTAL RETURN BOND FUND.

Stephen Kane, CFA has been a portfolio manager with the Adviser since August 1996. Mr. Kane manages the LOW DURATION BOND FUND and the TOTAL RETURN BOND FUND.

Laird R. Landmann has been a Managing Director and portfolio manager with the Adviser since August 1996. Mr. Landmann manages the LOW DURATION BOND FUND and the TOTAL RETURN BOND FUND.

MANAGEMENT FEES AND OTHER EXPENSES

Management Fees.    Each Fund pays the Adviser a monthly fee for providing investment advisory services. The following fees are amounts paid to the Adviser for the fiscal year ended March 31, 2009 that include certain expense limitations and contractual fee waivers: 0.30% for the LOW DURATION BOND FUND and 0.35% for the TOTAL RETURN BOND FUND.

The Investment Management Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not request or receive reimbursement for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the current year and may not recoup amounts that would make a Fund’s total expenses exceed the applicable limit.

Rule 12b-1 Fee.    The Funds have a Share Marketing Plan or “12b-1 Plan” under which they may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by a Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). Currently, the Board of Trustees of the Funds is waiving a portion of these fees for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND.

Shareholder Servicing Plan.    The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund discussed in this Prospectus to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets by holders of the Administrative Class shares, over time these fees will increase the cost of those shareholders’ investment.

Compensation of Other Parties.    The Adviser may, at its own expense and out of its own legitimate profits or other resources, pay additional compensation to third parties such as (but not limited to) broker-dealers, investment advisers, retirement plan administrators, or other financial intermediaries that have entered into a distribution, service or other types of arrangement with the Adviser, the distributor or the Funds (“Authorized Firms”). These are payments over and above other types of shareholder servicing and distribution payments described elsewhere in this Prospectus.

Payments may relate to selling and/or servicing activities, such as: access to an intermediary’s customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activity; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.

The Adviser does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers in connection with any Fund’s portfolio transactions, in consideration of sales of Fund shares.

The Adviser also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. The Adviser may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors.

Authorized Firms and consultants that receive these various types of payments may have a conflict of interest in recommending or selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in any Fund.

THE TRANSFER AGENT AND ADMINISTRATOR

PNC Global Investment Servicing (U.S.) Inc. serves as transfer agent and administrator to the Trust and also provides accounting services pursuant to a Services Agreement. The business address of PNC Global Investment Servicing is 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

THE UNDERWRITER

PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund.

OTHER SHARE CLASSES

The LOW DURATION BOND FUND and TOTAL RETURN BOND FUND also offer Class I and Class M shares. Class I and Class M shares have different expenses which will result in different performance than Administrative Class shares. Shares of all three classes of each Fund otherwise have identical rights and vote together except for matters affecting only a specific class.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies regarding disclosure of portfolio holdings can be found in the Statement of Additional Information.

HOW TO PURCHASE SHARES

REGULAR PURCHASES

The minimum initial investment in each Fund is $2,500. For retirement plan investments the initial minimum is $1,000. There are no minimums for subsequent investments. The Trust and the Transfer Agent reserve the right to reject any order and to waive the minimum investment requirements for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or the Trust. In such cases, the minimums associated with the policies and programs of the fund network or other financial intermediary will apply. (In certain cases, the fund network or other financial intermediary also may waive its minimum investment requirements; the Adviser occasionally may be involved in the fund network or other financial intermediary’s decision to waive its minimum investment requirements, but does not control that decision.) This means that investors through various financial intermediaries may face different (or even substantially reduced) investment minimums than those affecting your investment. The Funds reserve the right to redeem accounts inadvertently opened with less than the minimum initial investment. The Funds at their sole discretion may impose an annual $25 account servicing fee for below minimum accounts; certain below minimum accounts may not be charged that servicing fee. You may invest in any Fund by wiring the amount to be invested to Metropolitan West Funds.

Wire to: PNC Bank

ABA No. 031000053 for PNC Global Investment Servicing

Account No. 86-0690-5863

Credit: (Name of Fund, Share Class and Fund number)

FBO: (Shareholder name and account number)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent. When sending applications, checks, or other communications to the Transfer Agent via regular mail, send to:

Metropolitan West Funds

c/o PNC Global Investment Servicing

P.O. Box 9793

Providence, RI 02940

If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to:

Metropolitan West Funds

c/o PNC Global Investment Servicing

101 Sabin Street

Pawtucket, RI 02860-1427

Make your check payable to Metropolitan West Funds (Fund name). The Funds cannot accept third party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashiers check, bank draft, money order or travelers’ check).

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.

The Trust may accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

The Trust may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Trust generally does not permit non-US residents to purchase shares of the Funds. The Trust may, at its sole discretion, make exceptions to this policy on a case-by-case basis.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate. The Funds reserve the right to reject the offer of any payment in kind.

BY AUTOMATIC INVESTMENT PLAN

Once an account has been opened, you can make additional purchases of shares of the Funds through an Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Fund or Funds designated on the enclosed Account Application. The Funds may alter, modify or terminate this Plan at any time. To begin participating in this Plan, please complete the automatic investment plan section found on the Account Application or contact the Funds at (800) 241-4671.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

Current and prospective investors purchasing shares of a Fund through a broker-dealer should be aware that a transaction charge may be imposed by broker-dealers that make the Fund’s shares available, and there will not be such a transaction charge if shares of the Fund are purchased directly from the Fund.

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act and federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account Application, to assist the Funds in verifying your identity, you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account. This information includes date of birth, taxpayer identification number and street address. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

NET ASSET VALUE AND FAIR VALUE PRICING

The net asset value per share of each Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund’s assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund’s portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Adviser under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Trustees. The Adviser may determine the fair value for securities that are thinly traded, illiquid, or where the Adviser believes that the prices provided by a pricing service are not accurate or are not available. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values. The Statement of Additional Information further describes the most common techniques used by the Funds to fair value their securities.

The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See “Net Asset Value” in the Statement of Additional Information for further information.

HOW TO REDEEM SHARES

REGULAR REDEMPTIONS

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail services, send to Metropolitan West Funds, c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427.

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent’s records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Funds in advance by calling (800) 241-4671.

Redemptions will be processed only on a day during which the New York Stock Exchange is open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take up to 15 calendar days after your purchase order.

EXCHANGES OF SHARES

You are permitted to exchange your Administrative Class shares in a Fund for Administrative Class shares of other Funds in the Trust, provided that those shares may legally be sold in the state of your residence, that the Fund is open to new investors and you have selected the appropriate box on the Account Application. Shares subject to an exchange must have a current value of at least $1,000. An exchange of shares is treated for Federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shares exchanged for shares of another Fund will be priced at their respective net asset values.

The exchange privilege is not intended as a vehicle for short- term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Administrators, trustees or sponsors of retirement plans may also impose redemption fees on such exchanges.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Adviser determines are likely to have a negative effect on the Funds.

SYSTEMATIC WITHDRAWAL PLAN

If you own or are purchasing shares of the Funds having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annual or annual basis via Automatic Clearing House (ACH). This electronic transfer could take three to five business days to settle. You may establish this Plan by completing the appropriate section on the Account Application or by calling the Funds at (800) 241-4671. Notice of all changes concerning this Plan must be received by PNC Global Investment Servicing at least two weeks prior to the next scheduled payment. Further information regarding this Plan and its requirements can be obtained by contacting the Funds at (800) 241-4671.

TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent’s records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling PNC Global Investment Servicing at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder’s bank account, the bank involved must be a commercial bank located within the United States.

If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund’s net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES, THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days’ notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be digitally recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

REDEMPTIONS OF ACCOUNTS BELOW MINIMUM AMOUNT

The Funds may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below $500 as a result of a transfer or redemption (and not market fluctuations). The Funds will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed.

FREQUENT TRADING POLICY

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher administrative, brokerage and operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares. The Funds will not enter into arrangements with any person or group to permit frequent trading. Accordingly, the Funds have adopted this Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

Under the Frequent Trading Policy, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•	“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if the exemption request exceeds 1% of the fund’s assets)

•	refuse any purchase or exchange request, including those from any individual or group who, in the Fund’s view, is likely to engage in frequent trading

The Funds’ Frequent Trading Policy also generally limits an investor in the High Yield Bond Fund to four “round trip” trades in a rolling twelve-month period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The evaluations required under the Frequent Trading Policy involve judgments that are inherently subjective, and while the Funds seek to apply the policy and procedures uniformly, using commercially reasonable judgment, it is possible that similar transactions may be treated differently. In all instances, the Funds seek to make these judgments in a manner that it believes is consistent with shareholder interests. If the Funds conclude an account is likely to engage in frequent trading, the Funds may cancel or revoke the next purchase or exchange on the following business day. The Funds may also temporarily or permanently bar such investor’s future purchases into the Fund in lieu of, or in addition to, canceling or revoking the trade. At its sole and absolute discretion, the Funds may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An intermediary’s account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Funds (or their agents) have entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries generally undertake to cooperate with the Funds in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Further, the agreements between the Funds’ agents and these financial intermediaries include obligations to comply with the terms of this prospectus. Technical limitations in operational systems at such intermediaries or at the Funds may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

To the extent that a Fund significantly invests in thinly traded high yield securities, certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders. Although the Fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objectives, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors.

REPORTS TO SHAREHOLDERS

Each Fund’s fiscal year ends on March 31. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your account reflecting all transactions having taken place within that month. In order to reduce duplicate mailings and printing costs, the Trust will provide one annual or semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the Internal Revenue Service (IRS).

WITHHOLDINGS; REPORTING

The Funds may be required to withhold Federal income tax from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the IRS.

DIVIDENDS AND TAX STATUS

The Funds expect to declare dividends daily and pay them monthly to shareholders. Dividends normally begin to accrue on the next business day after payment for shares.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of the Fund’s fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year’s distributions.

All dividends from net investment income (other than qualified dividend income) together with distributions of short-term capital gains will be taxable as ordinary income even though paid to you in additional shares. Any net capital gains (“capital gains distributions”) distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long term capital gain, provided certain requirements are met. Long term capital gains rates for individuals have been temporarily lowered to 15% or less. Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund’s distributions, including the portions, if any, that qualify for the dividends-received deduction. These distributions may be capital gain distributions and/or a return of capital.

Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and is not intended to be a complete description of all tax implications of an investment in a Fund. You should consult your own advisors concerning the application of Federal, state and local tax laws to your particular situations.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights of each Fund, are included in the annual report, which is available upon request. Administrative Class shares of the Funds have not commenced operations as of the date of this Prospectus. The Financial Highlights shown are for an existing class of shares (Class M shares) offered by the Fund. Class M shares are not offered in this Prospectus for the Fund’s Administrative Class shares. The financial highlights for the Class M shares are disclosed because the Administrative Class shares have not commenced operations and no financial data is available as of the date of this Prospectus. The returns would have been similar because the Class M shares and the Administrative Class shares are invested in the same investment portfolio. However, Administrative Class shares pay shareholder servicing fees and Class M shares do not. Had the Administrative Class shares been operational during the periods shown, dividend distributions (if any) and investment performance would have been lower than the Class M shares.

	Low Duration Bond Fund — Class M
	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Year	$8.81	$9.49	$9.32	$9.39	$9.55

Income from Investment Operations:
Net investment income#	0.49	0.48	0.45	0.38	0.35
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(1.70)	(0.67)	0.16	(0.07)	(0.16)

Total from Investment Operations	(1.21)	(0.19)	0.61	0.31	0.19

Less Distributions:
From net investment income	(0.52)	(0.49)	(0.44)	(0.38)	(0.35)

Total Distributions	(0.52)	(0.49)	(0.44)	(0.38)	(0.35)

Net Asset Value, End of Year	$7.08	$8.81	$9.49	$9.32	$9.39

Total Return	(14.20)%	(2.11)%	6.74%	3.38%	2.02%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$656,275	$1,313,261	$944,867	$334,038	$325,137
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.62%	0.59%	0.60%	0.60%	0.62%
After expense waivers and reimbursements	0.59%	0.58%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.00%	5.21%	4.78%	4.01%	3.75%
Portfolio Turnover Rate	38%	95%	80%	96%	108%

[1]

The Fund incurred interest expense for the year ended March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the year ended March 31, 2009 would have been 0.58%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

	Total Return Bond Fund — Class M
	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Year	$9.82	$9.79	$9.46	$9.71	$10.06

Income from Investment Operations:
Net investment income#	0.53	0.48	0.48	0.53	0.59
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.74)	0.04	0.33	(0.24)	(0.36)

Total from Investment Operations	(0.21)	0.52	0.81	0.29	0.23

Less Distributions:
From net investment income	(0.55)	(0.49)	(0.48)	(0.54)	(0.58)
From net capital gains	(0.17)	-	-	-	-

Total Distributions	(0.72)	(0.49)	(0.48)	(0.54)	(0.58)

Net Asset Value, End of Year	$8.89	$9.82	$9.79	$9.46	$9.71

Total Return	(2.10)%	5.44%	8.80%	3.04%	2.42%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,275,319	$3,533,010	$1,206,825	$555,873	$463,895
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%	0.66%	0.66%	0.67%	0.67%
After expense waivers and reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.74%	4.89%	5.01%	5.49%	6.02%
Portfolio Turnover Rate	220%	124%	101%	174%	180%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

The following notice does not constitute part of and is not incorporated into the Prospectus.

PRIVACY POLICY

The Funds collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails; and

•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain procedural safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure

For more information about Metropolitan West Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports to shareholders contain detailed information about the Funds’ investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

The reports and the SAI are is available, free of charge, on our web site at http://www.mwamllc.com/literature.php. Also, you can request free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

METROPOLITAN WEST FUNDS

11766 WILSHIRE BOULEVARD, SUITE 1500

LOS ANGELES, CALIFORNIA 90025

(800) 241-4671

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

•	Free from the EDGAR Database on the SEC’s Website at http://www.sec.gov.

Investment Company Act File No. 811-07989

Adviser: Metropolitan West Asset Management, LLC 11766 Wilshire Boulevard, Suite 1500 Los Angeles, California 90025 (310) 966-8900 www.mwamllc.com	Custodian: The Bank of New York One Wall Street New York, New York 10286

Transfer Agent: PNC Global Investment Servicing (U.S.) Inc. 760 Moore Road King of Prussia, Pennsylvania 19406-1212 (800) 241-4671	Independent Registered Public Accounting Firm Deloitte & Touche LLP 1700 Market Street Philadelphia, Pennsylvania 19103

Underwriter: PFPC Distributors, Inc. 760 Moore Road King of Prussia, Pennsylvania 19406-1212	Legal Counsel: Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105